UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2010.

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2010, Duckwall-ALCO Stores, Inc. (the “Company”) entered into the same form of Indemnification Agreement with each of its four directors, which includes Royce Winsten, Raymond A.D. French, Lolan C. Mackey and Dennis E. Logue.

The Indemnification Agreement provides, among other things and subject to certain limitations in the Indemnification Agreement, that the Company will (1) indemnify each director, to the fullest extent permitted by applicable law, if a director is, or is threatened to be made, a party to, a witness for or otherwise involved in a Proceeding (as defined in the Indemnification Agreement) as a result of a director’s Corporate Status (as defined in the Indemnification Agreement); (2) in the event that the Company and a director are jointly liable, waive any right of contribution it may have against a director; (3) advance Expenses (as defined in the Indemnification Agreement) to each director; and (4) provide adequate Liability Insurance (as defined in the Indemnification Agreement) for each director. The rights provided to each director under the Indemnification Agreement are in addition to any rights each director may have under applicable law and the Company’s Articles of Incorporation and Bylaws, as amended.

A copy of the Indemnification Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 as set forth below in Item 9.01 and incorporated herein by reference.  The foregoing description of the terms of the Indemnification Agreements is qualified in its entirety by reference to the full text of the exhibits.

Item 7.01  Regulation FD Disclosure.

The information set forth in Item 1.01 is incorporated herein by reference, in its entirety, into this Item 7.01.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Indemnification Agreement effective as of June 14, 2010 between the Company and Royce Winsten.
99.2	Indemnification Agreement effective as of June 14, 2010 between the Company and Raymond A.D. French.
99.3	Indemnification Agreement effective as of June 14, 2010 between the Company and Lolan C. Mackey.
99.4	Indemnification Agreement effective as of June 14, 2010 between the Company and Dennis E. Logue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2010	DUCKWALL-ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Indemnification Agreement effective as of June 14, 2010 between the Company and Royce Winsten.
99.2 99.3 99.4
Indemnification Agreement effective as of June 14, 2010 between the Company and Raymond A.D. French.

Indemnification Agreement effective as of June 14, 2010 between the Company and Lolan C. Mackey.

Indemnification Agreement effective as of June 14, 2010 between the Company and Dennis E. Logue.